UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2022

PMV Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39534	84-5174573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 Royal Palm Way, Suite 503 Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 318-3766

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	PMVC.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	PMVC	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PMVC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2022, PMV Consumer Acquisition Corp. (“PMV” or the “Company”) announced that it has given formal notice to the New York Stock Exchange (“NYSE”) of its intention to voluntarily delist its securities (Class A common stock; redeemable warrants; and units consisting of one share of Class A common stock and one-half of one redeemable warrant; collectively, the “Securities”) from the NYSE.  Following the delisting from the NYSE, PMV expects to provide liquidity to PMV’s shareholders by listing PMV Securities on the OTC markets.  PMV plans on filing a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about October 11, 2022.  The last day of trading in PMV’s Securities on the NYSE will be on or about October 21, 2022, when the Form 25 takes effect.

PMV has filed an application for its Securities to be quoted on the OTC markets, operated by OTC Markets Group Inc.  PMV will continue to provide information to its stockholders and take such actions to enable a trading market in its Securities to exist.  There is no guarantee, however, that a broker will continue to make a market in the Securities and that trading of the Securities will continue on the OTC markets or otherwise or that the Company will continue to provide information sufficient to enable brokers to provide quotes for its Securities.

The Board of Directors of the Company (the “Board”) believes that the decision to delist the Securities from the NYSE is in the best interest of the Company and its stockholders.   The Board has determined that the burdens associated with operating as a company listed on the NYSE outweigh any advantages to the Company and its stockholders at this time. The Board’s decision was based on careful review of numerous factors, including the requirements associated with NYSE listing standards. The Board also based its decision on the Company’s intention to provide liquidity to its stockholders following the delisting by taking actions within its control to have the Securities traded on the OTC markets. Once delisted, the Board believes that the Company will be able to more fully dedicate its financial and management resources to pursuing business opportunities.

Item 8.01. Other Events.

On September 30, 2022, the Board unanimously approved resolutions to authorize the delisting of the Securities from the New York Stock Exchange. See Item 3.01 above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	PMV’s Press Release, dated September 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMV Consumer Acquisition Corp.

By: /s/ Timothy J. Foufas
Timothy J. Foufas
Co-President and Secretary

Date: October 4, 2022

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